Exhibit 99.2

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2021

and

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2021 and year ended December 31, 2020

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries (collectively, the “Company”) as of September 30, 2021, the related unaudited condensed consolidated statement of operations for the nine months ended September 30, 2021, and the audited consolidated statement of operations for the year ended December 31, 2020.

The following unaudited pro forma consolidated balance sheet as of September 30, 2021 has been prepared to give effect to the acquisition of the Parkway Property as if the acquisition occurred on September 30, 2021.

The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021 has been prepared to give effect to the acquisition of (i) the Parkway Property, (ii) the Greenbrier Business Center and (iii) the Lancer Center as if the acquisitions had occurred on January 1, 2021.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 has been prepared to give effect to the acquisition of (i) the Parkway Property, (ii) the Greenbrier Business Center and (iii) the Lancer Center as if the acquisitions had occurred on January 1, 2020.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Parkway Property, the Greenbrier Business Center and the Lancer Center been consummated as of the date indicated.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2021

		Pro Forma
		Adjustments
	Historical	Parkway		Pro Forma
	September 30, 2021 (a)	Acquisition (b)		September 30, 2021
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$62,784,801	$7,277,036	(c)	$70,061,837
Cash	8,526,063	(2,215,949	)(d)	6,310,114
Restricted cash	3,001,559	29,625	(e)	3,031,184
Rent and other receivables, net of allowance	379,498	-		379,498
Assets held for sale	9,688,555	-		9,688,555
Unbilled rent	838,705	-		838,705
Intangible assets, net	4,192,865	474,782	(f)	4,667,647
Other assets	411,739	64,465	(g)	476,204
Total Assets	$89,823,785	$5,629,959		$95,453,744

LIABILITIES
Accounts payable and accrued liabilities	$1,705,293	$-		$1,705,293
Intangible liabilities, net	1,818,193	153,794	(f)	1,971,987
Line of credit, short term, net	-	-		-
Notes payable	-	-		-
Convertible debentures, net	-	-		-
Mortgages payable, net	51,016,505	4,989,737	(h)	56,006,242
Mortgages payable, net, associated with assets held for sale	7,615,368	-		7,615,368
Mandatorily redeemable preferred stock, net	4,174,873	-		4,174,873
Total Liabilities	$66,330,232	$5,143,531		$71,473,763

EQUITY
Common stock	$160,524	$-		$160,524
Additional paid-in capital	49,645,428	-		49,645,428
Offering costs	(3,325,437)	-		(3,325,437)
Accumulated deficit	(23,452,541)	-		(23,452,541)
Total Shareholders' Equity	23,027,974	-		23,027,974
Noncontrolling interests - Hampton Inn Property	(563,114)	-		(563,114)
Noncontrolling interests - Hanover Square Property	147,386	-		147,386
Noncontrolling interests - Parkway Property	-	486,428	(d)	486,428
Noncontrolling interests - Operating Partnership	881,307	-		881,307
Total Equity	$23,493,553	$486,428		$23,979,981
Total Liabilities and Equity	$89,823,785	$5,629,959		$95,453,744

See the accompanying notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

Notes to unaudited pro forma consolidated balance sheet as of September 30, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company as of September 30, 2021.

(b)	Represents the acquisition of the Parkway Property as if it had occurred on September 30, 2021. The Parkway Property was acquired through a tenant-in-common agreement by MDR Parkway, LLC, a wholly owned subsidiary of Medalist Diversified Holdings, LP (the “Operating Partnership”), of which the Company is the General Partner, and PMI Parkway, LLC, an unaffiliated entity, on November 1, 2021. MDR Parkway, LLC acquired an 82 percent undivided interest and PMI Parkway, LLC acquired an 18 percent undivided interest in the Parkway Property. The net purchase price of the property was $7,300,000 plus capitalized closing and acquisition costs of $298,024.

(c)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(d)	The acquisition cost, net of debt, was funded with $2,215,949 in cash from the Company and $486,428 in cash from PMI Parkway, LLC. Cash from the Company and PMI Parkway, LLC on the unaudited pro forma consolidated balance sheet as of September 30, 2021 has been adjusted to reflect the impact of removing prepaid expenses, prorated revenues and expenses, and other assets and liabilities arising from the acquisition by $123,981 and $27,215, respectively.

(e)	Represents restricted cash deposited at closing into an operating escrow for real estate taxes.

(f)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, above market leases, below market leases and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(g)	The Company entered into an Interest Rate Protection Transaction to limit the Company’s exposure to increases in interest rates on the variable rate mortgage loan on the Parkway Property. Under this agreement, the Company’s interest rate exposure is capped at 5.25 percent if USD 1-Month ICE LIBOR exceeds 3.0 percent. In accordance with the guidance on derivatives and hedging, the Company records all derivatives on the balance sheet at fair value. For purposes of the pro forma consolidated balance sheet, fair value is determined by the cash paid at closing to obtain the Interest Rate Protection.

(h)	The Company assumed a mortgage payable from the seller of the property totaling $5,100,000 with deferred financing costs totaling $110,263, which are presented as a direct reduction of the associated debt.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the nine months ended September 30, 2021

		Pro Forma		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Adjustments		Pro Forma
	Nine Months Ended	Lancer Center		Greenbrier Business		Parkway		Nine Months Ended
	September 30, 2021 (a)	Acquisition (b)		Center Acquisition (c)		Acquisition (d)		Septmeber 30, 2021
	(unaudited)	(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$3,441,563	$383,869	(i)	$-		$-		$3,825,432
Retail center property tenant reimbursements	607,646	32,487	(ii)	-		-		640,133
Flex center property revenues	486,687	-		441,587	(i)	442,094	(i)	1,370,368
Flex center property tenant reimbursements	143,320	-		74,268	(ii)	109,647	(ii)	327,235
Hotel property room revenues	3,970,548	-		-		-		3,970,548
Hotel property other revenues	38,493	-		-		-		38,493
Total Revenue	$8,688,257	$416,356		$515,855		$551,741		$10,172,209

OPERATING EXPENSES
Retail center property operating expenses	$1,079,014	$101,022	(iii)	$-		$-		$1,180,036
Flex center property operating expenses	196,849	-		101,284	(iii)	142,124	(iii)	440,257
Hotel property operating expenses	2,733,578	-		-		-		2,733,578
Bad debt expense	26,014	-		-		-		26,014
Share based compensation expenses	149,981	-		-		-		149,981
Legal, accounting and other professional fees	1,099,881	-		-		-		1,099,881
Corporate general and administrative expenses	568,479	-		-		-		568,479
Depreciation and amortization	2,361,214	343,122	(iv)	553,893	(iv)	420,981	(iv)	3,679,210
Total Operating Expenses	8,215,010	444,144		655,177		563,105		9,877,436
Gain on disposal of investment property	124,641	-		-		-		124,641
Operating Income (Loss)	597,888	(27,788)		(139,322)		(11,364)		419,414
Interest expense	4,609,198	105,389	(v)	119,185	(v)	106,047	(v)	4,939,819
Net Loss from Operations	(4,011,310)	(133,177)		(258,507)		(117,411)		(4,520,405)
Other income (loss)	187,278	-		-		-		187,278
Net Loss	(3,824,032)	(133,177)		(258,507)		(117,411)		(4,333,127)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	19,845	-		-		-		19,845
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(14,398)	-		-		-		(14,398)
Less: Net loss attributable to Parkway Property noncontrolling interests	-	-		-		(21,134)	(vi)	(21,134)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	3,023	(2,823)	(vi)	(4,237)	(vi)	(2,041)	(vii)	(6,078)
Net Loss Attributable to Medalist Common Shareholders	$(3,832,502)	$(130,354)		$(254,270)		$(136,504)		$(4,353,630)

Loss per share from operations - basic and diluted	$(0.32)							$(0.36)

Weighted-average number of shares - basic and diluted	12,106,377							12,106,377

Dividends declared per common share	$0.02							$0.02

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

Notes to unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company for the nine months ended September 30, 2021.

(b)	Adjustments to give effect to the acquisition of the Lancer Center on May 18, 2021 as if the acquisition had occurred on January 1, 2021. For the nine months ended September 30, 2021, this column includes pro forma operating results for the period from January 1, 2021 through the acquisition date of May 18, 2021. Actual operating results for the period from May 18, 2021 through September 30, 2021 are included in the historical financial information for the nine months ended September 30, 2021.

(i)	Represents rental revenues for Lancer Center that would have been recognized for the period from January 1, 2021 through the acquisition date of May 18, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $2,900 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the period from January 1, 2021 through the acquisition date of May 18, 2021.

(iii)	Represents operating expenses for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021., based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021, as if the Company had acquired Lancer Center on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the period from January 1, 2021 through the acquisition date of May 18, 2021 as if the mortgage was outstanding during this period. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0 percent. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 2.12 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss that would have been recorded for the period from January 1, 2021 through the acquisition date of May 18, 2021.

(c)	Adjustments to give effect to the acquisition of the Greenbrier Business Center on August 28, 2021 as if the acquisition had occurred on January 1, 2021. For the nine months ended September 30, 2021, this column includes pro forma operating results for the period from January 1, 2021 through the acquisition date of August 28, 2021. Actual operating results for the period from August 28, 2021 through September 30, 2021 are included in the historical financial information for the nine months ended September 30, 2021.

(i)	Represents rental revenues for the Greenbrier Business Center that would have been recognized for the period from January 1, 2021 through the acquisition date of August 28, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $7,576 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Greenbrier Business Center that would have been recognized for the period from January 1, 2021 through the acquisition date of August 28, 2021.

(iii)	Represents operating expenses for the Greenbrier Business Center for the period from January 1, 2021 through the acquisition date of August 28, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Greenbrier Business Center after its acquisition.

(iv)	Represents depreciation and amortization expense for the Greenbrier Business Center for the period from January 1, 2021 through the acquisition date of August 28, 2021, as if the Company had acquired the Greenbrier Business Center on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 26 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable the period from January 1, 2021 through the acquisition date of August 28, 2021 as if the mortgage was outstanding during this period. Interest expense on the mortgage payable is based on the principal amount of $4,495,000 and is calculated based on an interest only period for the first 12 months of the mortgage term at the stated annual rate of 4.0 percent. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 2.12 percent weighted average noncontrolling ownership interest’s share of the Greenbrier Business Center net loss that would have been recorded for the period from January 1, 2021 through the acquisition date of August 28,2021.

(d)	Adjustments to give effect to the acquisition of the Parkway Property on November 1, 2021, as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues for the Parkway Property that would have been recognized for the nine months ended September 30, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $37,135 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Parkway Property that would have been recognized for the nine months ended September 30, 2021.

(iii)	Represents operating expenses for the Parkway Property for the nine months ended September 30, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Greenbrier Business Center after its acquisition.

(iv)	Represents depreciation and amortization expense for the Parkway Property for the nine months ended September 30, 2021, as if the Company had acquired the Parkway Property on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 42 years for the building and 11 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the nine months ended September 30, 2021, as if the mortgage was outstanding for the full nine months ended September 30,2021. The principal amount of the mortgage is $5,100,000 and the mortgage bears interest at a variable rate of 2.25 percent above the one-month ICE LIBOR rate. Interest expense on the mortgage payable is calculated based on an interest only period for the first 12 months of the mortgage term at an assumed interest rate of 2.34 percent, which is based on an ICE LIBOR rate of 0.09 percent as of November 18, 2021. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (ten years).

(vi)	Represents the Parkway Property’s noncontrolling interest’s 18 percent share of the Parkway Property net loss that would have been recorded for the nine months ended September 30, 2021.

(vii)	Represents the Operating Partnership’s 2.12 percent weighted average noncontrolling ownership interest’s share of the Operating Partnership’s 82 percent interest of the Parkway Property net loss that would have been recorded for the nine months ended September 30, 2021.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the year ended December 31, 2020

		Pro Forma		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Adjustments		Pro Forma
	Year Ended	Lancer Center		Greenbrier Business		Parkway		Year Ended
	December 31, 2020 (a)	Acquisition (b)		Center Acquisition (c)		Acquisition (d)		December 31, 2020
		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$4,284,779	$1,040,376	(i)	$-		$-		$5,325,155
Retail center property tenant reimbursements	867,371	129,905	(ii)	-		-		997,276
Flex center property revenues	559,641	-		579,111	(i)	511,891	(i)	1,650,643
Flex center property tenant reimbursements	227,193	-		106,337	(ii)	118,460	(ii)	451,990
Hotel property room revenues	3,207,405	-		-		-		3,207,405
Hotel property other revenues	129,771	-		-		-		129,771
Total Revenue	$9,276,160	$1,170,281		$685,448		$630,351		$11,762,240

OPERATING EXPENSES
Retail center property operating expenses	$1,362,532	$299,322	(iii)	$188,913	(iii)	$155,561	(iii)	$2,006,328
Flex center property operating expenses	231,209	-		-		-		231,209
Hotel property operating expenses	3,164,646	-		-		-		3,164,646
Bad debt expense	431,143	-		-		-		431,143
Share based compensation expenses	569,995	-		-		-		569,995
Legal, accounting and other professional fees	1,258,863	-		-		-		1,258,863
Corporate general and administrative expenses	300,641	-		-		-		300,641
Loss on impairment	223,097	-		-		-		223,097
Impairment of assets held for sale	3,494,058	-		-		-		3,494,058
Depreciation and amortization	3,981,874	919,024	(iv)	610,927	(iv)	561,308	(iv)	6,073,133
Total Operating Expenses	15,018,058	1,218,346		799,840		716,869		17,753,113
Operating Loss	(5,741,898)	(48,065)		(114,392)		(86,518)		(5,990,873)
Interest expense	3,960,626	288,390	(v)	182,568	(v)	141,396	(v)	4,572,980
Net Loss from Operations	(9,702,524)	(336,455)		(296,960)		(227,914)		(10,563,853)
Other income (loss)	120,982	-		-		-		120,982
Net Loss	(9,581,542)	(336,455)		(296,960)		(227,914)		(10,442,871)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(1,131,765)	-		-		-		(1,131,765)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(23,167)	-		-		-		(23,167)
Less: Net loss attributable to Parkway Property noncontrolling interests	-	-		-		(41,025)	(vi)	(41,025)
Less: Net loss attributable to Operating Partnership noncontrolling interests	(246,001)	(14,838)	(vi)	(13,096)	(vi)	(9,725)	(vii)	(283,660)
Net Loss Attributable to Medalist Common Shareholders	$(8,180,609)	$(321,617)		$(283,864)		$(259,214)		$(9,045,304)

Loss per share from operations - basic and diluted	$(1.74)							$(1.92)

Weighted-average number of shares - basic and diluted	4,709,980							4,709,980

Dividends declared per common share	$0.125							$0.125

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2020

(a)	Historical financial information was derived from the audited consolidated financial statements of the Company for the year ended December 31, 2020.

(b)	Adjustments to give effect to the acquisition of the Lancer Center as if the acquisition had occurred on January 1, 2020.

(i)	Represents rental revenues for Lancer Center that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $24,366 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the year ended December 31, 2020.

(iii)	Represents operating expenses for Lancer Center for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Lancer Center for the year ended December 31, 2020 as if the Company had acquired Lancer Center on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0 percent. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 4.41 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for 2020.

(c)	Adjustments to give effect to the acquisition of the Greenbrier Business Center as if the acquisition had occurred on January 1, 2020.

(i)	Represents rental revenues for the Greenbrier Business Center that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $45,456 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Greenbrier Business Center that would have been recognized for the year ended December 31, 2020.

(iii)	Represents operating expenses for Greenbrier Business Center for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Greenbrier Business Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Greenbrier Business Center for the year ended December 31, 2020 as if the Company had acquired Greenbrier Business Center on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 26 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. Interest expense on the mortgage payable is based on the principal amount of $4,495,000 and is calculated based on an interest only period for the first 12 months of the mortgage term at the stated annual rate of 4.0 percent. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 4.41 percent weighted average noncontrolling ownership interest’s share of the Greenbrier Business Center net loss for 2020.

(d)	Adjustments to give effect to the acquisition of the Parkway Property as if the acquisition had occurred on January 1, 2020.

(i)	Represents rental revenues for the Parkway Property that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $49,513 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Parkway Property that would have been recognized for the year ended December 31, 2020.

(iii)	Represents operating expenses for the Parkway Property for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Parkway Property after its acquisition.

(iv)	Represents depreciation and amortization expense for the Parkway Property for the year ended December 31, 2020 as if the Company had acquired the Parkway Property on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 42 years for the building and 11 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases

(v)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. The principal amount of the mortgage is $5,100,000 and the mortgage bears interest at a variable rate of 2.25 percent above the one-month ICE LIBOR rate. Interest expense on the mortgage payable is calculated based on an interest only period for the first 12 months of the mortgage term at an assumed interest rate of 2.34 percent, which is based on an ICE LIBOR rate of 0.09 percent as of November 18, 2021. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (ten years).

(vi)	Represents the Parkway Property’s noncontrolling interest’s 18 percent share of the Parkway Property net loss that would have been recorded for the year ended December 31, 2020.

(vii)	Represents the Operating Partnership’s 4.41 percent weighted average noncontrolling ownership interest’s share of the Operating Partnership’s 82 percent interest of the Parkway Property net loss that would have been recorded for the year ended December 31, 2020.